UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                          Date of Report: June 29, 2004

                                 CYTOMEDIX, INC.
             (Exact name of registrant as it appears in its charter)


           Delaware                    0-28443                 23-3011702
  (State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                    Indentification No.)

                         1523 South Bowman Rd., Suite A,
                           Little Rock, Arkansas 72211
              (Address of principal executive offices and zip code)


                                 (501) 219-2111
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      On June 29, 2004, Cytomedix, Inc. issued the attached press release announcing that Mark Cline will leave the company this month, having resigned as its president and from its board of directors. The press release is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following Exhibit is filed with this Current Report on Form
8-K:

Exhibit No.       Description

Exhibit 99.1      Press Release of Cytomedix, Inc., dated June 29, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CYTOMEDIX, INC.

                                                 By: /s/ William Allender
                                                     ---------------------------
                                                     William Allender
                                                     Chief Financial Officer

Date:  June 29, 2004